Exhibit 32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ENDO

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Endo Pharmaceuticals Holdings Inc. (the “Company”) for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Holveck, as Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David P. Holveck
Name:	David P. Holveck
Title:	President and Chief Executive Officer
Date:	April 29, 2008

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo Pharmaceuticals Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.